UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2013

Mondelēz International, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Parkway North, Deerfield, Illinois	60015
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code: (847) 943-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 7, 2013, Mondelez International, Inc. announced that our Audit Committee, with authorization from our Board of Directors, approved an increase in our share repurchase program. Pursuant to the program, we may repurchase, from time to time, up to $6.0 billion of our Class A Common Stock through December 31, 2016. The shares may be repurchased in one or more open market transactions, privately negotiated transactions or a combination of the foregoing.

A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibit is being filed with this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Mondelēz International, Inc. Press Release, dated August 7, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

Date: August 7, 2013
/s/ David A. Brearton
	Name:	David A. Brearton
	Title:	Executive Vice President and Chief Financial Officer